                                                                  Exhibit 10.24

                      FIRST AMENDMENT TO WARRANT AGREEMENT


                  FIRST AMENDMENT TO WARRANT AGREEMENT, dated as of June 12, 2000 (this "AMENDMENT"), by and between UBIQUITEL INC., a Delaware corporation (the "COMPANY"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation, as warrant agent (the "WARRANT AGENT").

                  WHEREAS, the Company and Warrant Agent are parties to that certain Warrant Agreement, dated as of April 11, 2000 (the "WARRANT AGREEMENT") relating to 354,971 warrants (the "WARRANTS") to purchase an aggregate (as of the date hereof, after giving effect to the Company's 2 for 1 stock split effected on June 1, 2000) of 4,234,804.03 shares of the common stock, $0.0005 par value ("COMMON STOCK") of the Company;

                  WHEREAS, 54,971 warrants (the "SEPARATE WARRANTS") exercisable (as of the date hereof) to purchase an aggregate of 655,804.03 shares of Common Stock under the Warrant Agreement are being cancelled by the Company as of the date hereof and shall no longer be a part of or subject to the Warrant Agreement;

                  WHEREAS, pursuant to Section 21 of the Warrant Agreement, the Company and the Warrant Agent desire hereby to amend the Warrant Agreement to provide for the cancellation of such Separate Warrants;

                  NOW, THEREFORE, the parties hereby agree as follows:

                  Section 1.        AMENDMENTS.

         1.1      DEFINITIONS.

                  (a) The definition of "WARRANTS" shall be amended to mean 300,000 warrants to purchase an aggregate (as of the date hereof, after giving effect to the Company's 2 for 1 stock split effected on June 1, 2000 in accordance with the terms of the Warrant Agreement) of 3,579,000 shares of the Common Stock of the Company, subject to further adjustment in accordance with the terms of the Warrant Agreement. The definitions of "WARRANTS" and "UNIT WARRANTS" shall be used interchangeably.

                  (b) The definition of "SEPARATE WARRANTS" shall be deleted.

         1.2      OTHER AMENDMENTS.

                  (a) The last sentence of Section 3.1 shall be deleted in its entirety.

                  (b) The last sentence of Section 5 shall be deleted in its entirety.

                  (c)    Section 6.7(d) shall be deleted in its entirety.

                  (d) Footnote 3 in Exhibit A shall be deleted, together with the corresponding legend.

                         Section 2.       MISCELLANEOUS.

                  2.1 ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Company and Warrant Agent hereby agree, for purposes of Section 12 of the Warrant Agreement, that, by virtue of the Company's 2 for 1 stock split effected on June 1, 2000, each Warrant shall entitle the holder thereof to purchase 11.93 shares of Common Stock of the Company at an exercise price of $11.37 per share. The Company and Warrant Agent hereby agree to take all action necessary under Section 15 to provide notice to the Warrant holders; PROVIDED, HOWEVER, that the parties hereby waive the requirement of delivery of a certificate of a firm of independent public accountants with respect to the calculation of the revised Exercise Price.

                  2.2 WARRANT AGREEMENT OTHERWISE UNCHANGED. Except as expressly amended hereby, the Warrant Agreement shall remain unchanged and in full force and effect in accordance with its terms.

                  2.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  2.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which collectively shall be deemed to be one and the same instrument.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.

                                   UBIQUITEL INC.



                                               By:
                                                  -----------------------------
                                                Name:
                                                Title:


                                               AMERICAN STOCK TRANSFER &
                                                TRUST COMPANY



                                               By:
                                                  -----------------------------
                                                Name:
                                                Title:














                                       3